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                                                                EXHIBIT 10.2.1

                                AMENDMENT NO. 1

                                     TO THE

                                   AGREEMENT
                                     AMONG
         RAY BROWN, RDB FAMILY LIMITED PARTNERSHIP, ARTHUR J. GAY, JR.,
                 J. RANDAL HALL, GEORGE H. INMAN, JOHN W. LEE,
                    A. MONTAGUE MILLER, AND JULIAN W. OSBON
                              AS THE AUGUSTA GROUP
                                      AND
                       GEORGIA-CAROLINA BANCSHARES, INC.
                      (FORMERLY PINNACLE BANCSHARES, INC.)

        This Amendment No. 1 to the Agreement dated as of October 6, 1997 (the "Amendment") is made and entered into this 22nd day of January, 1998, by and among RAY BROWN, RDB FAMILY LIMITED PARTNERSHIP, ARTHUR J. GAY, JR., J. RANDAL HALL, GEORGE H. INMAN, JOHN W. LEE, A. MONTAGUE MILLER, and JULIAN W. OSBON (collectively, the "Augusta Group"), and GEORGIA-CAROLINA BANCSHARES, INC. (the "Company") (formerly Pinnacle Bancshares, Inc. ("Pinnacle")).

                             W I T N E S S E T H :

        WHEREAS, the Augusta Group and the Company have entered into that certain Agreement dated as of October 6, 1997 (the "Agreement"); and

        WHEREAS, the parties hereto deem it to be in their individual and respective best interests that the Agreement be amended as provided herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements herein contained, the parties hereby amend the Agreement in the manner hereinafter set forth.

                (1) The third recital of the Agreement is hereby amended by deleting such recital in its entirety and by substituting the following in lieu thereof:

                        "WHEREAS, certain members of the Augusta Group desire
                to purchase Common Stock in the Offering, subject to review of a prospectus and certain other conditions as set forth in this Agreement, having an aggregate value greater than or equal to $560,000; and"



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                (2)   Regulatory Approval and Proposed Purchase of Common Stock
by Augusta Group Members. Section 1.3 of the Agreement is hereby amended by deleting the second sentence of such section and by substituting the following in lieu thereof:

                "Upon Georgia-Carolina Bancshares, Inc.'s satisfaction that all necessary regulatory approval(s) have been obtained, and subject to review of a prospectus, Arthur J. Gay, Jr., J. Randal Hall, John W. Lee and Julian W. Osbon shall purchase Common Stock in the Offering having an aggregate value greater than or equal to $560,000, each of the aforementioned individuals agreeing to separately purchase Common Stock in the Offering having a value of not less than $50,000; provided however, that the dollar amount of Common Stock to be purchased in the Offering may be reduced once the issue price has been established pursuant to Section 1.6 in order to comply with the 5% restriction in Section 1.4."

                (2) Escrow of Subscription Funds. Section 1.5 of the Agreement is hereby amended by deleting the last sentence of such section in its entirety.

                (3) Repurchase of the A.H. Dallas Stock. Section 6.1 of the Agreement is hereby amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                "In the event that this Agreement is terminated pursuant to
                Section 1.4 or a failure to satisfy the conditions set forth in
                Article II of this Agreement, then within thirty (30) days from such termination of this Agreement, Georgia-Carolina Bancshares, Inc. shall purchase the 51,058 shares of Georgia-Carolina Bancshares, Inc.'s Common Stock which certain members of the Augusta Group acquired on June 13, 1997, from Albert H. Dallas, Albert H. Dallas Pension and Profit Sharing Plans and Trusts, Susan J. Dallas, Susan J. Dallas Nominee, Susan J. Dallas Custodian for Albert H. Dallas, III and Susan
                J. Dallas Custodian for Susan Joy Dallas. In the event such purchases are required, Georgia-Carolina Bancshares, Inc. shall pay the same price to those certain members of the Augusta Group as the price they paid for their shares on June 13, 1997."

                (4) The Agreement is further hereby amended by the parties agreeing that all references to Pinnacle in the Agreement shall mean Georgia-Carolina Bancshares, Inc.

                (5) Except as otherwise provided herein, all terms and provisions of the Agreement shall remain in full force and effect as originally written.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered and have caused this Amendment to be dated as of the date and year first above written. This Amendment may be executed in two or more counterparts which, when taken together, shall constitute a single original.

                                           GEORGIA-CAROLINA BANCSHARES, INC.

                                   By:     /s/ David W. Joesbury
                                           -------------------------------------
                                   Name:   David W. Joesbury, Sr.
                                   Title:  Chairman


                                   Attest: /s/ Patrick G. Blanchard
                                           -------------------------------------
                                   Name:   Patrick G. Blanchard
                                   Title:  President and Chief Executive Officer

                                                   [CORPORATE SEAL]


                                           AUGUSTA GROUP MEMBERS:

                                           /s/ Ray Brown
------------------------------------       -------------------------------------
Witness                                    Ray Brown

                                           RDB Family Limited Partnership


                                           By:/s/ Ray Brown
------------------------------------       -------------------------------------
Witness                                           General Partner


/s/ J. Randal Hall                         /s/ Arthur J. Gay, Jr.
------------------------------------       -------------------------------------
Witness                                    Arthur J. Gay, Jr.


/s/ Lanette D. Lacharity                   /s/ J. Randal Hall
------------------------------------       -------------------------------------
Witness                                    J. Randal Hall


/s/ J. Randal Hall                         /s/ George H. Inman
------------------------------------       -------------------------------------
Witness                                    George H. Inman


/s/ J. Randal Hall                         /s/ John W. Lee
------------------------------------       -------------------------------------
Witness                                    John W. Lee


/s/ J. Randal Hall                         /s/ A. Montague Miller
------------------------------------       -------------------------------------
Witness                                    A. Montague Miller


/s/ J. Randal Hall                         /s/ Julian W. Osbon
------------------------------------       -------------------------------------
Witness                                    Julian W. Osbon